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                                                                    EXHIBIT 10.5


                                BANK RHODE ISLAND

                                  AMENDMENT TO

                1996 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

         WHEREAS, Bank Rhode Island (the "Company") desires to amend the provisions of the Company's 1996 Incentive and Nonqualified Stock Option Plan (the Plan") to reflect an increase in the maximum number of Shares for which options may be granted under the Plan; and

         WHEREAS, under Section 10 of the Plan, the Board of Directors of the Company, may amend the Plan to increase the maximum number of Shares for which options may be granted under the Plan, provided that such amendment shall not become effective until the approval of the shareholders; and

         WHEREAS, the Board of Directors and the Shareholders of the Company have each approved the amendment to increase the maximum number of Shares for which options may be granted under the Plan;

         NOW, THEREFORE, the Plan is amended as follows:

         1. That Section 3.1 of the Plan be amended by substituting the words and number "three hundred eighty-five thousand (385,000)" for "two hundred thousand (200,000)" in the first sentence thereof to increase the maximum number of Shares for which options may be granted under the Plan.

         2. All other provisions of the Plan shall remain in full force and effect and are hereby ratified, approved and confirmed.

         IN WITNESS WHEREOF, the Company has caused this Amendment to the 1996 Incentive and Nonqualified Stock Option Plan to be executed by its duly authorized officer as of the 20th day of May, 1998.

                                                BANK RHODE ISLAND


                                                By:  /s/ Merrill W. Sherman
                                                   ------------------------
                                                   President

Attest:

   /s/ Margaret D. Farrell
--------------------------
Secretary

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                                BANK RHODE ISLAND

               1996 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN


SECTION 1.  PURPOSE

         This 1996 Incentive and Nonqualified Stock Option Plan (the "Plan") of Bank Rhode Island, a Rhode Island financial institution (the "Bank"), is designed to provide additional incentive to executives and other key employees of the Bank and its subsidiaries and for certain other individuals providing services to or acting as directors of the Bank and its subsidiaries. The Bank intends that this purpose will be effected by the granting of incentive stock options ("Incentive Stock Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options") under the Plan which afford such executives, key employees, directors and other eligible individuals an opportunity to acquire or increase their proprietary interest in the Bank through the acquisition of shares of its Common Stock. The Bank intends that Incentive Stock Options issued under the Plan will qualify as "incentive stock options" as defined in Section 422 of the Code and the terms of the Plan shall be interpreted in accordance with this intention; provided, however, that no option granted hereunder will qualify as an "incentive stock option" unless the Plan is approved by the stockholders of the Bank- within twelve months prior to or following the adoption of the Plan by the Board. The terms "parent" and "subsidiary" as used herein shall have the respective meanings set forth in Section 424 of the Code.

SECTION 2.  ADMINISTRATION

         2.1      BOARD OF DIRECTORS/ COMMITTEE.

         (a) Except as otherwise provided in section 2. 1 (b) below, the Plan shall be administered by the Board of Directors (the "Board") of the Bank.

         (b) At such time as the Bank has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall be administered by a Committee (the "Committee") consisting of at least two members of the Board of Directors appointed by the Board of Directors of the Bank. None of the members of the Committee shall be an officer or other employee of the Bank. It is the intention of the Bank that, so long as the Bank has a class of securities registered pursuant to the Exchange Act, the Plan shall be administered, in accordance with the provisions of
Section 4 hereof, by "disinterested persons" within the meaning of Rule l6b-3 under the Exchange Act, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a disinterested person. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to the Board under the operate, manage, and administer the Plan on behalf of the Bank. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

         2.2 POWERS OF THE BOARD/COMMITTEE. Subject to the terms and conditions of the Plan, the Board or the Committee, as the case may be, shall have the power:


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                  (a) To determine from time to time the persons eligible to receive options and the options to be granted to such persons under the Plan and to prescribe the terms, conditions, restrictions, if any, and provisions (which need not be identical) of each option granted under the Plan to such persons;

                  (b) To construe and interpret the Plan and options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Board or the Committee, as the case may be, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Board or the Committee, as the case may be, in the exercise of this power shall be final and binding upon the Bank and optionees;

                  (c) To make, in its sole discretion, changes to any outstanding option granted under the Plan, including: (i) to reduce the exercise price, (ii) to accelerate the vesting schedule or (iii) to extend the expiration date; and

                  (d) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Bank with respect to the Plan.

SECTION 3.  STOCK

         3.1 STOCK TO BE ISSUED. The stock subject to the options granted under the Plan shall be shares of the Bank's authorized but unissued common stock, $1.00 par value (the "Common Stock"), or shares of the Bank's Common Stock held in treasury. The total number of shares that may be issued pursuant to options - ranted under the Plan shall not exceed an aggregate of 200,000 shares of Common Stock; provided, however, that the class and aggregate number of shares which may be subject to options granted under the Plan shall be subject to adjustment as provided in Section 8 hereof.

         3.2 EXPIRATION. CANCELLATION OR TERMINATION OF OPTION. Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan.

SECTION 4.  ELIGIBILITY

         4.1 PERSONS ELIGIBLE. Incentive Stock Options under the Plan may be granted only to officers and other employees of the Bank, or its subsidiaries. Nonqualified Options may be granted to officers or other employees of the Bank or its subsidiaries, to members of the Board of Directors of the Bank or its subsidiaries, and to consultants or other persons who render services to the Bank or its subsidiaries (regardless of whether they are also employees), provided, however, that no such option may be granted to a person who is a member of the Committee, if any, at the time of grant.

         4.2 GREATER-THAN-TEN-PERCENT STOCKHOLDERS. Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Stock Option shall


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be granted to an individual who, at the time the option is granted, owns
(including ownership attributed pursuant to Section 424 of the Code) more than ten percent of the total combined voting power of all classes of stock of the Bank or any parent or subsidiary (a "greater-than-ten-percent stockholder"), unless such Incentive Stock Option provides that (i) the purchase price per share shall not be less than one hundred ten percent of the fair market value of the Common Stock at the time such option is granted, and (ii) that such option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

         4.3 MAXIMUM AGGREGATE FAIR MARKET VALUE. The aggregate fair market value (determined at the time the option is granted in the manner specified in Section 6.3) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under the Plan and any other plans of the Bank or any parent or subsidiary for the issuance of incentive stock options) shall not exceed $100,000 (or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation).

SECTION 5.  TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE

         5.1 TERMINATION OF EMPLOYMENT. Except as may be otherwise expressly provided herein, options shall terminate on the earlier of:

                  (a) the date of expiration thereof,

                  (b) the date of termination of the optionee's employment with or services to the Bank by it for cause (as determined by the Bank);

                  (c) 30 days after the date of termination of the optionee's employment with or services to the Bank voluntarily by the optionee; or

                  (d) 90 days after the date of termination of the optionee's employment with or services to the Bank by it without cause; PROVIDED, that Nonqualified Options granted to persons who are not employees of the Bank need not, unless the Board or the Committee, as the case may be, determines otherwise, be subject to the provisions set forth in clauses (b), (c) and (d) above.

An employment relationship between the Bank and the optionee shall be deemed to exist during any period in which the optionee is employed by the Bank, or any parent or subsidiary. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of the employment relationship between the Bank and the optionee shall be determined by the Board or the Committee, as the case may be, at the time thereof.

As used herein, "cause" shall mean (x) any material breach by the optionee of any agreement to which the optionee and the Bank are both parties, (y) any act or omission to act by the optionee which may have a material and adverse effect on the Bank's business or on the optionee's ability to perform services for the Bank, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Bank or any affiliate of the Bank.


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         5.2 DEATH OR PERMANENT DISABILITY OF OPTIONEE. In the event of the death or permanent and total disability of the holder of an option that is subject to clause (b) or (c) of Section 5.1 above prior to termination of the optionee's employment with or services to the Bank and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such death or disability. After the death of the optionee, his/her executors, administrators or any person or persons to whom his/her option may be transferred by will or by the laws of descent and distribution, shall have ,the right, at any time prior to such termination, to exercise the option to the extent the optionee was entitled to exercise such option immediately prior to his/her death. An optionee is permanently and totally disabled if he/she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months; permanent and total disability shall be determined in accordance with Section 22(e)(3) of the Code and the regulations issued thereunder.

SECTION 6.  TERMS OF THE OPTION AGREEMENTS

         Each option agreement shall be in writing and shall contain such terms, conditions, restrictions, if any, and provisions as the Board or the Committee, as the case may be, shall from time to time deem appropriate. Such provisions or conditions may include without limitation restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Board or the Committee, as the case may be, PROVIDED that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an incentive option within the meaning of Section 422 of the Code. At such time as the Bank has a class of securities registered pursuant to Section 12 of the Exchange Act, the shares of stock issuable upon exercise of an option by any executive officer, director or beneficial owner of more than ten percent of the Common Stock of the Bank may not be sold or transferred (except that such shares may be issued upon exercise of such option) by such officer, director or beneficial owner for a period of six months following the grant of such option.

         Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

         6.1 EXPIRATION OF OPTION. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall hot, in the case of an Incentive Stock Option, be later than the tenth anniversary (fifth anniversary in the case of a greater-than-ten-percent stockholder) of the date on which the option was granted, or as specified in Section 5 of this Plan.

         6.2 EXERCISE. Each option may be exercised, so long as it is valid and outstanding from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Board or the Committee, as the case may be, in its discretion may specify upon granting the option.

         6.3 PURCHASE PRICE. The purchase price per share under each option shall be determined by the Board or the Committee, as the case may be, at the time the option is granted; provided, however, that the option price of any Incentive Stock Option shall not,


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unless otherwise permitted by the Code or other applicable law or regulation, be less than the fair market value of the Common Stock on the date the option is granted (110 % of the fair market value in the case of a greater-than-ten-percent stockholder). For the purpose of the Plan the fair market value of the Common Stock shall be the closing price per share on the date of grant of the option as reported on the Nasdaq Stock Market or by a nationally recognized stock exchange, or, if the Common Stock is not listed on the Nasdaq Stock Market or such an exchange, the fair market value as determined by the Board or the Committee, as the case may be.

         6.4 TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his or her lifetime, only by him or her.

         6.5 RIGHTS OF OPTIONEES. No optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until the option shall have been exercised pursuant to the terms thereof, and the Bank shall have issued and delivered the shares to the optionee.

SECTION 7.  METHOD OF EXERCISE, PAYMENT OF PURCHASE PRICE

         7.1 METHOD OF EXERCISE. Any option granted under the Plan may be exercised by the optionee by delivering to the Bank, on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

         7.2 PAYMENT OF PURCHASE PRICE. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either by (i) cash, certified check, bank draft or postal or express money order equal to the option price for the number of shares specified in the Notice, or (ii) with the consent of the Board or the Committee, as the case may be, shares of Common Stock of the Bank having a fair market value equal to the option price of such shares, or (iii) with the consent of the Board or the Committee, as the case may be, such other consideration which is acceptable to said Board or Committee, as the case may be, and which has a fair market value equal to the option price of such shares, or (iv) with the consent of the Board or the Committee as the case may be, a combination of (i), (ii) and/or (iii). For the purpose of the preceding sentence, the fair market value per share of Common Stock so delivered to the Bank shall be determined in the manner specified in Section 6.3. As promptly as practicable after receipt of the Notice and accompanying payment, the Bank shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Bank or a stock transfer agent of the Bank shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

SECTION 8.  CHANGES IN BANK'S CAPITAL STRUCTURE

         8.1 RIGHTS OF BANK. The existence of outstanding options shall not affect in any way the right or power of the Bank or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Bank's capital structure or its business, or any merger or consolidation of the Bank, or any


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issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Bank, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         8.2 RECAPITALIZATION, STOCK SPLITS AND DIVIDENDS. If the Bank shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding options hereunder shall be appropriately adjusted by the Bank in such a manner as to entitle an optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjustment had he or she exercised his or her option in full immediately prior to such event; and
(ii) the number and class of shares with respect to which options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

         8.3 MERGER WITHOUT CHANGE OF CONTROL. After a merger of one or more corporations into the Bank, or after a consolidation of the Bank and one or more corporations in each case as a result of which (i) the Bank shall be the surviving corporation, and (ii) the stockholders of the Bank immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent of the voting power of the Bank, or after a reorganization of the Bank under a "bank holding company" (as such term is defined in the Bank Holding Company Act of 1956, as amended) in which the stockholders of the Bank immediately prior to such reorganization own after such reorganization shares representing at least fifty percent of the voting power of such bank holding company, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive in lieu of the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or reorganization if, immediately prior to such merger, consolidation or reorganization, such holder had been the holder of record of a number of shares of, Common Stock equal to the number of shares for which such option was exercisable.

         8.4 SALE OR MERGER WITH CHANGE OF CONTROL. If the Bank is merged into or consolidated with another corporation under circumstances where the Bank is not the surviving corporation, or if there is a merger or consolidation where the Bank is the surviving corporation but the stockholders of the Bank immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent of the voting power of the Bank, or if the Bank is reorganized under a "bank holding g company" (as such term is defined in the Bank Holding Company Act of 1956, as amended) in which the stockholders of the Bank immediately prior to such reorganization own after such reorganization shares representing less than fifty percent of the voting power of such bank holding company, or if the Bank is liquidated, or sells or otherwise disposes of substantially. all of its assets to another corporation while unexercised options remain outstanding under the Plan (i) subject to the provisions of clause (iii) below, after the


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effective date of such merger, consolidation, reorganization, liquidation; sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, reorganization, liquidation, sale or disposition; (ii) the Board or the Committee, as the case may be, may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such merger, consolidation, reorganization, liquidation, sale or disposition, as the case may be, specified by said Board or Committee; or (iii) all outstanding options may be cancelled by the Board or the Committee, as the case may be, as of the effective date of any such merger, consolidation, reorganization, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if said Board or Committee shall have accelerated the time for exercise of all unexercised and unexpired options, in full during, the 30-day period preceding the effective date of such merger, consolidation, reorganization, liquidation, sale or disposition.

         8.5 ADJUSTMENTS TO COMMON STOCK SUBJECT TO OPTION. Except as hereinbefore expressly provided, the issue by the Bank of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Bank convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

         8.6 MISCELLANEOUS. Adjustments under this Section 8 shall be determined by the Board or the Committee, as the case may be, and such determinations shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

SECTION 9.  GENERAL RESTRICTIONS

         9.1 INVESTMENT REPRESENTATIONS. The Bank may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Bank to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Bank deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         9.2 COMPLIANCE WITH SECURITIES LAWS. The Bank shall not be required to sell or issue any shares under any option if the issuance of such shares shall constitute a violation by the optionee or by the Bank of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Securities Act"), upon exercise of any option, the Bank shall not be required to issue such shares unless the Board or the. Committee, as the case may be, has received evidence satisfactory to it to the effect that the bolder of such option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Bank has been received by the Bank to the effect that such registration is not required. Any determination in this connection by the Board or the


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Committee, as the case may be, shall be final, binding and conclusive. In the event the shares issuable on exercise of an option are not registered under the Securities Act, the Bank may imprint upon any certificate representing shares so issued the following legend or any other legend which counsel for the Bank considers necessary or advisable to comply with the Securities Act and with applicable state securities laws:

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Bank of an opinion counsel satisfactory to the Bank, in form and substance satisfactory to the Bank, that registration is not required for such sale or transfer.

The Bank may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act; and in the event any shares are so registered the Bank may remove any legend on certificates representing such shares. The Bank shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

         9.3 EMPLOYMENT OBLIGATION. The granting of any option shall not impose upon the Bank any obligation to employ or continue to employ any optionee; and the right of the Bank to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to him or her.

SECTION 10.  AMENDMENT OR TERMINATION OF THE PLAN

The Board of Directors may modify, revise or terminate this Plan at any time and from time to time, except that the class of persons eligible to receive options and the aggregate number of shares issuable pursuant to this Plan shall not be changed or increased, other than by operation of Section 8 hereof, without the consent of the stockholders of the Bank.

SECTION 11. NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Bank for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 12. EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective upon the date of opening of the Bank for business, provided, however, that the Plan shall be subject to (i) the approval of the Bank's stockholders in accordance with applicable laws and regulations at an annual or special meeting held within twelve months of such effective date and (ii) the approval of the Rhode Island Division of Banking if required by applicable law or regulation. No options granted under the Plan prior to such regulatory and stockholder approvals may be exercised until such approvals have been obtained. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (x) when the total amount of the Stock with respect to


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which options may be granted shall have been issued upon the exercise of options or (y) by action of the Board of Directors pursuant to Section 10 hereof, whichever shall first occur.





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